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Exhibit 10.13

DATAPATH, INC.
STOCK OPTION AGREEMENT

        THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this            day of                        , 20    , by and between DataPath, Inc., a Georgia corporation (the "Company"), and                        (the "Optionee").

        WHEREAS, on                        , 2006, the Company adopted the DataPath, Inc. 2006 Stock Option and Incentive Plan (the "Plan");

        WHEREAS, the Committee has granted the Optionee options to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of those options the Optionee intends to remain in the employ of the Company; and

        WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

        NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

        1.    Incorporation of Plan.     The options granted hereunder are granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan.

        2.    Grant of Options.     Subject to the terms, restrictions, limitations and conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Options") to purchase all or any part of the number of shares of the Company's Common Stock, no par value per share (the "Stock"), set forth on Schedule A attached and incorporated into this Agreement by reference. The Options shall be exercisable in the amounts and at the time(s) specified on Schedule A. The Options shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 of this Agreement. Schedule A states whether and to what extent any of the Options are intended to be Incentive Stock Options.

        3.    Exercise Price.     The price per share to be paid by the Optionee for the shares subject to these Options (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below); provided, however, that the Exercise Price shall be an amount not less than 110% of the Fair Market Value of a share of Stock as of the Date of Grant if Optionee is a person described in Section 6.3(b) of the Plan, if and to the extent the Options are Incentive Stock Options. Further, in the event that, following the grant of these Options, the Fair Market Value of the Stock on the Date of Grant is determined to be greater than the Exercise Price initially established at the time of grant of the Options, then the Exercise Price shall automatically be increased to the Fair Market Value of the Stock as redetermined (or 110% of such redetermined Fair Market Value if Optionee is a person described in Section 6.3(b) of the Plan, if and to the extent the Options are Incentive Stock Options).

        4.    Exercise Terms.     The Optionee must exercise an Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Options remain unexercised. If the Options are not exercised with respect to all or any part of the shares subject to the Options prior to their expiration, the shares with respect to which the Options were not exercised shall no longer be subject to these Options.

        5.    Options Non-Transferable.     No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order or as otherwise permitted pursuant to Section 6.9 of the Plan.

During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

        6.    Notice of Exercise of Options.     The Options may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 15 below to the attention of the President, Chief Executive Officer or such other officer as the President or Chief Executive Officer may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) be accompanied by (i) a certified or cashier's check or, if acceptable to the Committee, a recourse note payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier's check or, if acceptable to the Committee, a recourse note payable to the Company, accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check or note equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising the Options.

        7.    Adjustment in Options.     The number of Shares subject to these Options, the Exercise Price and other matters are subject to adjustment during the term of these Options in accordance with Section 5.2 of the Plan.

        8.    Termination of Employment.

        (a)   Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or Permanent and Total Disability, the Optionee may exercise these Options at any time within three (3) months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination; provided, however, that in the event the Exercise Price of any Option which is not an Incentive Stock Option was redetermined in accordance with Section 3 hereof, the Optionee may not exercise such Options later than the 15th day of March following the calendar year in which the Optionee's employment terminates.

        (b)   Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's employment that is either (i) for cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, these Options, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become excrcisable.

        9.    Disabled Optionee.     Except as specified in Schedule A attached hereto, in the event of termination of employment because of the Optionee's Permanent and Total Disability, any unvested rights to acquire shares pursuant to these Options shall immediately vest and the Optionee (or his or her personal representative) may exercise these Options, within a period ending on the earlier of (a) the last day of the one year period following the Optionee's Permanent and Total Disability or (b) the expiration date of these Options, to the extent of the number of shares which were Purchasable under this Agreement at the date of such termination.

        10.    Death of Optionee.     Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of employment under Section 8(a) above, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three (3) months after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of these Options are transferred in accordance with Section 5 of this Agreement may exercise these Options at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, any unvested rights to acquire shares pursuant to these Options shall immediately vest and these Options may be so exercised to the extent of the number of shares that were Purchasable under this Agreement at the date of death. If the Optionee's employment terminated prior to his or her death, these Options may be exercised only to the extent of the number of shares covered by these Options which were Purchasable under this Agreement at the date of such termination.

        11.    Date of Grant.     These Options were granted by the Committee on the date set forth in Schedule A (the "Date of Grant").

        12.    Compliance with Regulatory Matters.     The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of these Options that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

        13.    Restriction on Disposition of Shares.     The shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

        14.    Termination as a Subsidiary of the Company.     In the event that Optionee is employed by a Subsidiary of the Company and the Company or its Subsidiaries cease to own greater than 50.1% of such Subsidiary, these Options shall terminate on the date the Company or its Subsidiaries cease to own greater than 50.1% of such Subsidiary unless the Board or the Committee determines otherwise.

        15.    Miscellaneous.

        (a)   This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

        (b)   This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

        (c)   Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 3095 Satellite Boulevard, Building 800, Suite 600, Duluth, Georgia 30096, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

        (d)   This Agreement may not be modified except in writing executed by each of the parties to it; provided, however, that the Committee shall be authorized to amend this Agreement or any provision hereof to comply with any requirements of law as determined by counsel for the Committee in writing.

        IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

DATAPATH, INC.		OPTIONEE
By:
	Name:	Name:
	Title:	Address:

SCHEDULE A
TO
STOCK OPTION AGREEMENT
BETWEEN DATAPATH, INC.
AND

Dated:                        , 20

        1.    Number of Shares Subject to Options:                        Shares.

        2.    These Options [are / are not] Incentive Stock Options.

        3.    Option Exercise Price: $            per share.

        4.    Date of Grant:                        , 20    .

        5.    Vesting Schedule:     Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

No. of Shares	Vesting Date
, 20
, 20
, 20

        6.    Option Exercise Period:     All Options expire and are void unless exercised on or before the tenth anniversary of the Date of Grant [fifth anniversary of the Date of Grant for 10% shareholders]. In addition, if and to the extent the Exercise Price of an Option was increased to match the Fair Market Value of the Stock on the Date of Grant of the Option in accordance with Section 6.5 of the Plan and Section 3 of this Agreement, such Option must be exercised no later than the 15th day of March following the calendar year in which the Stock becomes Purchasable by the Optionee.

SCHEDULE B
TO
STOCK OPTION AGREEMENT
BETWEEN
DATAPATH, INC.
AND

Dated:                        , 20

NOTICE OF EXERCISE

        The undersigned hereby notifies DataPath, Inc. (the "Company") of this election to exercise the undersigned's option to purchase                        shares of the Company's common stock, no par value per share (the "Common Stock"), pursuant to stock options granted under the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated                        , 20    . Accompanying this Notice is (1) a certified or a cashier's check or, if acceptable to the Committee, a recourse note payable to the Company, in the amount of $                        payable to the Company, and/or (2)                          shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company's 2006 Stock Option and Incentive Plan (the "Plan")) as of the date hereof of $                        , and/or (3) authorization to withhold                        shares of Stock otherwise issuable upon exercise of the Options having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $                        , with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Plan).

        IN WITNESS WHEREOF, the undersigned has set his hand and seal, this    day of                        ,         .

OPTIONEE [OR OPTIONEE'S ADMINISTRATOR, EXECUTOR OR PERSONAL REPRESENTATIVE]

Name:
Position (if other than Optionee):

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  Exhibit 10.13
DATAPATH, INC. STOCK OPTION AGREEMENT
  1. Incorporation of Plan.
  2. Grant of Options.
  3. Exercise Price.
  4. Exercise Terms.
  5. Options Non-Transferable.
  6. Notice of Exercise of Options.
  7. Adjustment in Options.
  8. Termination of Employment.
  9. Disabled Optionee.
  10. Death of Optionee.
  11. Date of Grant.
  12. Compliance with Regulatory Matters.
  13. Restriction on Disposition of Shares.
  14. Termination as a Subsidiary of the Company.
  15. Miscellaneous.
SCHEDULE A TO STOCK OPTION AGREEMENT BETWEEN DATAPATH, INC. AND
Dated: , 20
  1. Number of Shares Subject to Options: Shares.
  2. These Options [are / are not] Incentive Stock Options.
  3. Option Exercise Price: $ per share.
  4. Date of Grant : , 20 .
  5. Vesting Schedule
  6. Option Exercise Period
SCHEDULE B TO STOCK OPTION AGREEMENT BETWEEN DATAPATH, INC. AND
Dated: , 20
NOTICE OF EXERCISE